UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-01236

Deutsche DWS Market Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

October 31, 2021
Annual Report
to Shareholders
DWS Global Income Builder Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
11	Performance Summary
15	Portfolio Summary
18	Investment Portfolio
46	Statement of Assets and Liabilities
48	Statement of Operations
49	Statements of Changes in Net Assets
50	Financial Highlights
55	Notes to Financial Statements
74	Report of Independent Registered Public Accounting Firm
76	Information About Your Fund’s Expenses
77	Tax Information
79	Advisory Agreement Board Considerations and Fee Evaluation
83	Board Members and Officers
89	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2	|	DWS Global Income Builder Fund

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. Stocks may decline in value. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest-rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
DWS Global Income Builder Fund	|	3

Letter to Shareholders
Dear Shareholder:
The economic outlook remains moderately positive overall, buoyed by good corporate earnings and continued support from central banks. While the U.S. and Asia are acting as growth engines, there is still some uncertainty whether the current momentum is sustainable.
Inflation came back into focus sooner than expected as a result of the combination of the growth upswing, stimulus packages, expansive central banks, and sharply rising oil prices. These circumstances may, to a great extent, prove to be a temporary phenomenon driven by one-time, pandemic-related effects. For example, the massive underutilization of productive capacity and labor in 2020 depressed prices last year. Normalization of commodity prices alone is providing a significant base effect. We expect to see inflation begin to decline next year, as economic activity returns to a more typical level.
We do not believe central banks will raise interest rates this year. However, our CIO office expects the Fed to phase out asset purchases in 2022, with initial rate hikes to follow.
The scope and pace of recovery is likely to remain uneven among regions, asset classes and investment sectors. We believe that this underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds.
Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
4	|	DWS Global Income Builder Fund

Portfolio Management Review	(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 14 for more complete performance information.
Investment Strategy
Portfolio management seeks to maximize risk adjusted returns by allocating the Fund’s assets among various asset categories. Portfolio management periodically reviews the fund’s allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the Fund’s overall investment strategy.
Within each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team that specializes in a particular asset category, and that may use a variety of quantitative and qualitative techniques. The portfolio management teams utilize in-house research and resources to determine suitability of specific securities and use sector specialists to determine relative value within each relevant sector.
Examples of the Fund’s asset categories are U.S. and foreign equity of any size and style (including emerging-market equity), U.S. and foreign fixed income of any credit quality (including emerging-market bonds and inflation-indexed bonds), and alternative assets. Some asset categories may be represented by exchange-traded funds (ETFs).
Fund Performance
DWS Global Income Builder Fund gained 21.39% during the 12-month period that ended on October 31, 2021. The Fund slightly outperformed the 21.35% return of its benchmark, the Blended Index 60/40. The index consists of a blend of 60% MSCI All Country World Index and 40% Bloomberg U.S. Universal Index. The two indexes returned 37.28% and 0.48%, respectively. The Fund outperformed its Morningstar peer group, World Allocation Funds, in the five- and 10-year intervals ended October 31, 2021.
DWS Global Income Builder Fund	|	5

Market Overview
The world financial markets produced positive returns in the 12-month period, with equities leading the way higher. Investors continued to demonstrate a hearty appetite for risk thanks to the combination of robust economic growth, rising corporate earnings, and the ongoing re-opening of the global economy. The fiscal and monetary backdrop also remained favorable for risk assets. While an uptick inflation prompted the U.S. Federal Reserve (Fed) to indicate that it would soon begin to taper its quantitative easing policy, the consensus view favored a gradual and well-communicated path for eventual interest-rate hikes. Stocks further benefited from multiple rounds fiscal stimulus, including direct payments to citizens.
“All segments of the Fund — equities, fixed income, and alternatives — posted positive absolute returns in the period.”
Global equities performed very well over the past 12 months, with the United States leading the way. While the value style narrowly outpaced growth overall, mega-cap U.S. growth stocks continued to exhibit relative strength. Domestic small-cap stocks delivered impressive gains, as well. Developed-market international stocks registered positive returns, but the category failed to keep up with the United States. On the other end of the spectrum, emerging-markets equities lagged due to concerns about the trajectory of China’s economy.
The potential for Fed tapering was a headwind for bonds, with the largest adverse impact primarily occurring among rate-sensitive assets such as U.S. Treasuries. However, credit-oriented investments — particularly high-yield bonds — performed well and offset some of the weakness elsewhere in the market.
Contributors and Detractors
The Fund benefited from its broader asset allocation, with an overweight in equities and an allocation to alternative assets (preferred stocks, and convertible bonds) funded by an underweight in bonds. Since bonds trailed both of these categories by a wide margin, this aspect of our positioning made a strong contribution to relative performance.
6	|	DWS Global Income Builder Fund

All segments of the Fund — equities, fixed income, and alternatives — posted positive absolute returns in the period. In terms of relative performance, we generated the strongest results in the bond portfolio due to the combination of asset allocation and issuer selection. The portfolio was overweight in high-yield bonds, emerging-market debt, asset-backed securities, and commercial mortgage-backed securities, and it was underweight in U.S. Treasuries, investment-grade corporates and agency mortgage-backed securities. Overall, this positioning was well suited to capture the key trends in the bond market over the past year. Security selection was also positive across all sectors, with the exception of high yield and the emerging markets. We maintained a higher-quality bias in both areas, which detracted at a time in which lower-quality debt outperformed. Our yield curve and duration positioning added value, as well.
The stock portfolio, while posting a gain in absolute terms, modestly underperformed the equity benchmark. The shortfall was primarily the result of our focus on dividend-paying stocks, which lagged the broader market due to investors’ strong appetite for higher-risk investments. On the plus side, sector allocations added value. The majority of the benefit came from an underweight in consumer discretionary and an overweight in information technology. Stock selection contributed, as well.
We retained a modest allocation to an alternatives portfolio consisting of preferred stocks and convertible securities. We invest in these categories as a way to generate income with lower interest-rate risk than bonds. While this position was a small detractor in the period, we see it as an important component of longer-term diversification.
The Fund used derivatives during the past 12 months. On the equity side, we used futures on equity indexes to achieve our desired weightings in a more efficient manner than buying and selling individual securities. In the bond portfolio, we used credit default swaps, as well as derivatives to manage the currency exposure of certain positions in foreign bonds. We also used interest-rate futures and swaps to manage the Fund’s duration. In the aggregate, our use of derivatives was a net detractor. Derivatives are used to achieve the fund’s risk and return objectives and should be evaluated within the context of the entire portfolio rather than as a standalone strategy.
DWS Global Income Builder Fund	|	7

Outlook and Positioning
We continued to use an active approach that sought to adjust the Fund’s allocations in order to capitalize on values as they emerged. We believe our multifaceted strategy, which seeks to take advantage of opportunities across the full spectrum of the world financial markets, can help the Fund achieve its goals of positive relative performance and above-average income.
We maintained the Fund’s core positioning over the past 12 months, while making some modest changes at the margin. Within the equity portfolio, we continued to rotate the Fund’s holdings to capture value across sectors and geographies. In our view, this provided us with the flexibility to the rapid shifts in market leadership that occurred throughout the year. We made no major changes on the fixed-income side. While we adjusted the portfolio in an effort to capitalize on values as they emerged, we remained focused on the credit sectors due to their higher yields and lower interest-rate sensitivity.
We remained overweight in equities at the end of October 2021, based on our view that the asset class continued to offer a better risk/return profile than bonds. However, we reduced the extent of the overweight late in the period and brought the equity portfolio’s geographic weightings more closely in line with the benchmark. Believing rising interest rates, higher inflation, supply-chain disruptions, and political uncertainty all represented sources of potential market volatility, we believe it was prudent to reduce overall portfolio risk.
Portfolio Management Team
Dokyoung Lee, CFA, Regional Head of Multi Asset & Solutions
Portfolio Manager of the Fund. Began managing the Fund in 2018.
—	Joined DWS in 2018 with 24 years of industry experience; previously, worked as Head of Research and Portfolio Manager in the Global Multi-Asset Group at Oppenheimer Funds, and in research and portfolio management roles at AllianceBernstein.
—	Americas Multi-Asset Head: New York.
—	BSE, Princeton University.
Di Kumble, CFA, Senior Portfolio Manager Equity
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—	Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.
—	Senior Portfolio Manager, Head of Tax Managed Equities: New York.
—	BS, Beijing University; PhD in Chemistry, Princeton University.
8	|	DWS Global Income Builder Fund

Thomas M. Farina, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2019.
—	Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
—	Senior Portfolio Manager and Co-Head of US Credit: New York.
—	BA and MA in Economics, State University of New York at Albany.
Scott Agi, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2019.
—	Joined DWS in 2006 with eight years of industry experience. Prior to his current role, he served as a Sector head for US Rates and Mortgage Backed Securities. Before joining DWS, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimesSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.
—	Co-Head of US Rates and Structured Finance: New York.
—	BS in Finance, Albright College.
Darwei Kung, Head of Investment Strategy Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2015.
—	Joined DWS in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.
—	Portfolio Manager: New York.
—	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Blended Index 60/40 consists of an equally weighted blend of 60% MSCI All Country World Index and 40% Bloomberg U.S. Universal Index (name changed from Bloomberg Barclays U.S. Universal Index, effective August 24, 2021).
MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 27 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.
Bloomberg U.S. Universal Index (name changed from Bloomberg Barclays U.S. Universal Index, effective August 24, 2021) measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.
Morningstar World Allocation funds seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. The average category returns for the one-, five- and 10-year periods ending October 31, 2021 were 24.32%, 8.06%, and 6.59%, respectively.
DWS Global Income Builder Fund	|	9

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Contribution and detraction incorporate both a stock’s total return and its weighting in the Fund.
Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.
Duration measures the sensitivity of the price of a bond or bond fund to a change in interest rates.
Convertible securities are bonds that can be exchanged for equity at a pre-stated price. Convertibles generally offer higher income than is available from a common stock, but more appreciation potential than bonds.
Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Derivatives involve leverage and can therefore enhance returns or provide portfolio protection, but they can also experience significant losses if the underlying security moves contrary to the investor’s expectations.
Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.
A swap is a derivative in which two counterparties exchange cash flows of one party’s financial instrument for those of the other party’s financial instrument for a set period of time. The prices of credit default swaps, which are designed to offset credit risk, typically move in the opposite direction of the index or security they track.
10	|	DWS Global Income Builder Fund

Performance Summary	October 31, 2021 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
Unadjusted for Sales Charge	21.39%	9.30%	7.43%
Adjusted for the Maximum Sales Charge (max 5.75% load)	14.41%	8.01%	6.80%
MSCI All Country World Index†	37.28%	14.72%	11.32%
Blended Index 60/40††	21.35%	10.39%	8.35%
Bloomberg U.S. Universal Index†††	0.48%	3.42%	3.39%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
Unadjusted for Sales Charge	20.54%	8.46%	6.59%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	20.54%	8.46%	6.59%
MSCI All Country World Index†	37.28%	14.72%	11.32%
Blended Index 60/40††	21.35%	10.39%	8.35%
Bloomberg U.S. Universal Index†††	0.48%	3.42%	3.39%
Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 10/31/21
No Sales Charges	21.83%	9.67%	6.26%
MSCI All Country World Index†	37.28%	14.72%	10.05%
Blended Index 60/40††	21.35%	10.39%	7.57%
Bloomberg U.S. Universal Index†††	0.48%	3.42%	3.38%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
No Sales Charges	21.76%	9.52%	7.65%
MSCI All Country World Index†	37.28%	14.72%	11.32%
Blended Index 60/40††	21.35%	10.39%	8.35%
Bloomberg U.S. Universal Index†††	0.48%	3.42%	3.39%

DWS Global Income Builder Fund	|	11

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/21
No Sales Charges	21.84%	9.56%	7.69%
MSCI All Country World Index†	37.28%	14.72%	11.32%
Blended Index 60/40††	21.35%	10.39%	8.35%
Bloomberg U.S. Universal Index†††	0.48%	3.42%	3.39%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2021 are 0.90%, 1.70%, 0.57%, 0.70% and 0.67% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
12	|	DWS Global Income Builder Fund

Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on August 25, 2014. The performance shown for the Blended Index 60/40 is for the time period of August 31, 2014 through October 31, 2021, which is based on the performance period of the life of Class R6.
†	MSCI All Country World Index is an unmanaged equity index which captures large and mid-capitalization representation across 23 developed markets and 27 emerging markets countries. It covers approximately 85% of the global investable equity opportunity set.
††	The Blended Index 60/40 consists of an equally weighted blend of 60% MSCI All Country World Index and 40% Bloomberg U.S. Universal Index (name changed from Bloomberg Barclays U.S. Universal Index, effective August 24, 2021).
†††	Bloomberg U.S. Universal Index (name changed from Bloomberg Barclays U.S. Universal Index, effective August 24, 2021) measures the performance of U.S. dollar-denominated taxable bonds that are rated either investment grade or high yield. The index includes U.S. Treasury bonds, investment-grade and high yield U.S. corporate bonds, mortgage-backed securities, and Eurodollar bonds.

DWS Global Income Builder Fund	|	13

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
10/31/21	$11.01	$11.01	$10.99	$11.01	$11.00
10/31/20	$ 9.26	$ 9.25	$ 9.24	$ 9.25	$ 9.24
Distribution Information as of 10/31/21
Income Dividends, Twelve Months	$ .22	$ .14	$ .26	$ .24	$ .25
14	|	DWS Global Income Builder Fund

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/21	10/31/20
Equity	66%	62%
Common Stocks	59%	53%
Preferred Stocks	4%	5%
Exchange-Traded Funds	3%	4%
Warrants	0%	0%
Fixed Income	33%	36%
Corporate Bonds	24%	14%
Asset-Backed	2%	5%
Collateralized Mortgage Obligations	2%	5%
Commercial Mortgage-Backed Securities	2%	5%
Government & Agency Obligations	2%	1%
Short-Term U.S. Treasury Obligations	1%	1%
Loan Participations and Assignments	0%	0%
Mortgage-Backed Securities Pass-Throughs	0%	5%
Cash Equivalents	1%	2%
Cash Equivalents	1%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks, Preferred Stocks, Warrants, Corporate Bonds and Loan Participations and Assignments)	10/31/21	10/31/20
Financials	24%	19%
Information Technology	19%	20%
Communication Services	11%	12%
Health Care	9%	10%
Consumer Discretionary	7%	10%
Energy	7%	2%
Industrials	6%	8%
Consumer Staples	5%	5%
Utilities	5%	7%
Materials	4%	4%
Real Estate	3%	3%
	100%	100%

DWS Global Income Builder Fund	|	15

Geographical Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Securities Lending Collateral and Cash Equivalents)	10/31/21	10/31/20
United States	61%	68%
Japan	6%	5%
Canada	5%	3%
United Kingdom	4%	2%
Switzerland	3%	2%
France	2%	1%
Germany	2%	2%
Australia	1%	1%
Cayman Islands	1%	2%
Hong Kong	1%	2%
Other	14%	12%
	100%	100%
Five Largest Equity Holdings at October 31, 2021 (7.9% of Net Assets)	Percent
1 Apple, Inc.	2.0%
Designs, manufactures and markets personal computers and related computing and mobile-communication devices
2 Microsoft Corp.	1.8%
Develops, manufactures, licenses, sells and supports software products
3 Tesla, Inc.	0.6%
Designs,manufactures,and sells high-perfomance electric vehicles and electric vehicle powertrain components
4 NVIDIA Corp.	0.5%
Designs, develops and markets three dimensional (3D) graphic processors
5 SPDR Bloomberg Barclays Convertible Securities ETF	3.0%
An exchange-traded fund designed to represent the market of U.S. convertible securities

16	|	DWS Global Income Builder Fund

Five Largest Fixed-Income Long-Term Securities at October 31, 2021 (3.3% of Net Assets)	Percent
1 DB Master Finance LLC	0.8%
2.791%, 11/20/2051
2 Fair Square Issuance Trust	0.6%
2.90%, 9/20/2024
3 Teva Pharmaceutical Finance Netherlands III BV	0.7%
3.15%, 10/1/2026
4 Freddie Mac Structured Agency Credit Risk Debt Notes	0.6%
1.939%, 2/25/2050
5 Credit Suisse Commercial Mortgage Trust	0.6%
5.25%, 12/15/2035
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 18. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 89 for contact information.
DWS Global Income Builder Fund	|	17

Investment Portfolio	as of October 31, 2021
	Shares	Value ($)
Common Stocks 58.8%
Communication Services 5.7%
Diversified Telecommunication Services 2.1%
BCE, Inc.	48,522	2,497,848
Deutsche Telekom AG (Registered)	67,236	1,249,659
Koninklijke KPN NV	299,720	895,641
Nippon Telegraph & Telephone Corp.	56,300	1,574,770
Orange SA	206,150	2,248,449
Swisscom AG (Registered)	2,726	1,483,878
Telenor ASA	63,010	994,612
Telia Co. AB (a)	317,479	1,249,325
Telstra Corp., Ltd.	401,332	1,153,266
TELUS Corp.	44,463	1,019,962
Verizon Communications, Inc.	39,333	2,084,255
		16,451,665
Entertainment 0.9%
Activision Blizzard, Inc.	6,700	523,873
Netflix, Inc.*	2,400	1,656,744
Nintendo Co., Ltd.	5,500	2,422,461
Sea Ltd. (ADR)*	6,100	2,095,777
		6,698,855
Interactive Media & Services 1.4%
Alphabet, Inc. “A” *	651	1,927,559
Alphabet, Inc. “C” *	600	1,779,246
Match Group, Inc.*	7,800	1,176,084
Meta Platforms, Inc. “A” *	7,000	2,264,990
Pinterest, Inc. “A” *	12,700	566,928
Snap, Inc. “A” *	18,100	951,698
Twitter, Inc.*	20,100	1,076,154
Zillow Group, Inc. “A” *	5,000	528,600
Zillow Group, Inc. “C” *	5,700	590,691
		10,861,950
Media 0.3%
Comcast Corp. “A”	21,386	1,099,882
Interpublic Group of Companies, Inc.	22,902	837,526
		1,937,408
Wireless Telecommunication Services 1.0%
KDDI Corp.	37,400	1,157,686
The accompanying notes are an integral part of the financial statements.
18	|	DWS Global Income Builder Fund

	Shares	Value ($)
SoftBank Corp.	208,400	2,842,358
Tele2 AB “B”	108,663	1,532,897
Vodafone Group PLC	1,642,275	2,428,239
		7,961,180
Consumer Discretionary 4.4%
Auto Components 0.3%
Bridgestone Corp.	30,200	1,329,886
Denso Corp.	16,100	1,161,573
		2,491,459
Automobiles 0.8%
Honda Motor Co., Ltd.	28,400	834,495
Tesla, Inc.*	3,900	4,344,600
Toyota Motor Corp.	63,300	1,114,380
		6,293,475
Hotels, Restaurants & Leisure 0.8%
Evolution AB 144A	5,967	965,226
McDonald’s Corp.	6,400	1,571,520
Restaurant Brands International, Inc.	10,100	571,838
Starbucks Corp.	13,100	1,389,517
Yum! Brands, Inc.	12,000	1,499,280
		5,997,381
Household Durables 0.2%
Garmin Ltd.	5,707	819,525
Sekisui House Ltd.	37,900	785,267
		1,604,792
Internet & Direct Marketing Retail 0.6%
Amazon.com, Inc.*	1,036	3,493,838
MercadoLibre, Inc.*	571	845,662
		4,339,500
Multiline Retail 0.4%
Target Corp.	5,707	1,481,651
Wesfarmers Ltd.	34,662	1,492,765
		2,974,416
Specialty Retail 1.0%
Best Buy Co., Inc.	8,300	1,014,592
Home Depot, Inc.	6,150	2,286,201
Industria de Diseno Textil SA	37,754	1,363,427
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	19

	Shares	Value ($)
Lowe’s Companies, Inc.	6,300	1,473,066
TJX Companies, Inc.	21,300	1,394,937
		7,532,223
Textiles, Apparel & Luxury Goods 0.3%
LVMH Moet Hennessy Louis Vuitton SE	1,188	930,018
NIKE, Inc. “B”	7,700	1,288,133
		2,218,151
Consumer Staples 4.1%
Beverages 0.5%
Coca-Cola Co.	30,629	1,726,556
PepsiCo, Inc.	11,198	1,809,597
		3,536,153
Food & Staples Retailing 1.1%
Costco Wholesale Corp.	2,100	1,032,234
J Sainsbury PLC	234,228	959,736
Koninklijke Ahold Delhaize NV	29,238	950,769
Sysco Corp.	13,600	1,045,840
Tesco PLC	404,219	1,493,071
Walgreens Boots Alliance, Inc.	22,098	1,039,048
Walmart, Inc.	9,100	1,359,722
Woolworths Group Ltd.	29,394	842,011
		8,722,431
Food Products 0.7%
General Mills, Inc.	15,703	970,445
Kellogg Co.	12,799	784,579
Kraft Heinz Co.	29,979	1,075,946
Nestle SA (Registered)	12,338	1,628,088
Wilmar International Ltd.	261,400	837,411
		5,296,469
Household Products 0.5%
Colgate-Palmolive Co.	7,400	563,806
Kimberly-Clark Corp.	6,222	805,687
Procter & Gamble Co.	12,979	1,855,867
Reckitt Benckiser Group PLC	11,322	918,063
		4,143,423
Personal Products 0.2%
Unilever PLC	30,915	1,655,068
Tobacco 1.1%
Altria Group, Inc.	69,300	3,056,823
The accompanying notes are an integral part of the financial statements.
20	|	DWS Global Income Builder Fund

	Shares	Value ($)
Japan Tobacco, Inc.	133,000	2,608,655
Philip Morris International, Inc.	26,465	2,502,001
		8,167,479
Energy 2.9%
Oil, Gas & Consumable Fuels
Canadian Natural Resources Ltd.	28,100	1,194,295
Chevron Corp.	17,700	2,026,473
Enbridge, Inc.	63,900	2,676,613
ENEOS Holdings, Inc.	213,100	859,318
Eni SpA	89,941	1,289,666
Exxon Mobil Corp.	38,700	2,494,989
Kinder Morgan, Inc.	88,600	1,484,050
ONEOK, Inc.	20,200	1,285,124
Pembina Pipeline Corp.	35,100	1,161,964
Repsol SA	66,137	845,280
TC Energy Corp.	32,999	1,785,135
TotalEnergies SE	50,616	2,537,669
Valero Energy Corp.	14,000	1,082,620
Williams Companies, Inc.	60,200	1,691,018
		22,414,214
Financials 10.4%
Banks 4.8%
Bank of Montreal	12,500	1,357,163
Bank of Nova Scotia	32,091	2,103,962
BOC Hong Kong Holdings Ltd.	348,500	1,106,349
Canadian Imperial Bank of Commerce	10,143	1,230,749
Citigroup, Inc.	20,900	1,445,444
Citizens Financial Group, Inc.	17,999	852,793
Commonwealth Bank of Australia	18,000	1,417,420
Credit Agricole SA	164,269	2,476,230
DBS Group Holdings Ltd.	40,500	946,952
Fifth Third Bancorp.	23,200	1,009,896
Hang Seng Bank Ltd.	50,600	962,509
HSBC Holdings PLC	347,575	2,100,101
Huntington Bancshares, Inc.	61,200	963,288
Japan Post Bank Co., Ltd.	101,900	794,816
JPMorgan Chase & Co.	6,270	1,065,210
KeyCorp.	52,599	1,223,979
Mediobanca Banca Di Credito Finanziario SpA*	77,734	926,911
Mitsubishi UFJ Financial Group, Inc.	199,200	1,087,975
Mizuho Financial Group, Inc.	83,360	1,100,740
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	21

	Shares	Value ($)
Oversea-Chinese Banking Corp., Ltd.	102,100	893,422
PNC Financial Services Group, Inc.	4,800	1,012,944
Regions Financial Corp.	48,600	1,150,848
Royal Bank of Canada	17,857	1,858,709
Sumitomo Mitsui Financial Group, Inc.	39,400	1,286,312
Toronto-Dominion Bank	25,980	1,885,943
Truist Financial Corp.	16,986	1,078,101
U.S. Bancorp.	23,500	1,418,695
United Overseas Bank Ltd.	56,100	1,112,848
Westpac Banking Corp.	55,963	1,080,660
		36,950,969
Capital Markets 2.1%
Apollo Global Management, Inc.	16,200	1,246,590
BlackRock, Inc.	1,400	1,320,844
Blackstone, Inc.	10,600	1,467,252
CME Group, Inc.	6,600	1,455,630
Daiwa Securities Group, Inc.	224,700	1,259,187
Franklin Resources, Inc.	28,500	897,465
Hong Kong Exchanges & Clearing Ltd.	14,100	853,195
Magellan Financial Group Ltd.	39,267	1,024,103
Morgan Stanley	14,600	1,500,588
Nomura Holdings, Inc.	356,700	1,721,299
Partners Group Holding AG	743	1,296,355
T. Rowe Price Group, Inc.	7,200	1,561,536
		15,604,044
Diversified Financial Services 0.1%
ORIX Corp.	52,400	1,036,736
Insurance 3.4%
Admiral Group PLC	37,000	1,453,264
Allianz SE (Registered)	7,140	1,660,260
Assicurazioni Generali SpA	95,104	2,072,373
AXA SA	79,523	2,312,923
Japan Post Holdings Co., Ltd.	119,000	913,578
Legal & General Group PLC	407,466	1,611,016
Manulife Financial Corp.	57,100	1,112,380
MS&AD Insurance Group Holdings, Inc.	22,400	724,425
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	4,224	1,251,010
NN Group NV	18,309	980,372
Progressive Corp.	23,000	2,182,240
Prudential Financial, Inc.	13,200	1,452,660
Sampo Oyj “A”	31,243	1,661,378
The accompanying notes are an integral part of the financial statements.
22	|	DWS Global Income Builder Fund

	Shares	Value ($)
Sompo Holdings, Inc.	17,000	738,021
Swiss Re AG	27,061	2,619,798
Tokio Marine Holdings, Inc.	18,000	947,260
Zurich Insurance Group AG	4,799	2,127,473
		25,820,431
Health Care 6.0%
Biotechnology 1.1%
AbbVie, Inc.	23,401	2,683,393
Amgen, Inc.	7,621	1,577,318
Gilead Sciences, Inc.	27,285	1,770,251
Moderna, Inc.*	3,900	1,346,319
Seagen, Inc.*	6,500	1,146,145
		8,523,426
Health Care Equipment & Supplies 0.7%
Abbott Laboratories	11,588	1,493,577
Coloplast AS “B”	3,518	573,486
Danaher Corp.	3,500	1,091,195
Fisher & Paykel Healthcare Corp. Ltd.	42,846	958,254
Medtronic PLC	8,689	1,041,464
		5,157,976
Health Care Providers & Services 0.5%
Cardinal Health, Inc.	16,441	786,044
CVS Health Corp.	12,400	1,107,072
UnitedHealth Group, Inc.	3,681	1,694,990
		3,588,106
Health Care Technology 0.1%
M3, Inc.	10,700	629,749
Life Sciences Tools & Services 0.1%
Thermo Fisher Scientific, Inc.	1,900	1,202,833
Pharmaceuticals 3.5%
Astellas Pharma, Inc.	49,600	834,246
AstraZeneca PLC	13,598	1,692,353
Bayer AG (Registered)	25,487	1,433,963
Bristol-Myers Squibb Co.	27,948	1,632,163
Chugai Pharmaceutical Co., Ltd.	29,000	1,080,614
Eli Lilly & Co.	7,004	1,784,339
GlaxoSmithKline PLC	130,604	2,696,444
Johnson & Johnson	11,576	1,885,499
Merck & Co., Inc.	27,049	2,381,665
Novartis AG (Registered)	24,515	2,025,245
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	23

	Shares	Value ($)
Novo Nordisk AS “B”	17,031	1,864,015
Pfizer, Inc.	52,081	2,278,023
Roche Holding AG (Genusschein)	5,384	2,081,919
Sanofi	14,353	1,434,052
Takeda Pharmaceutical Co., Ltd.	51,200	1,438,856
		26,543,396
Industrials 3.6%
Aerospace & Defense 0.4%
BAE Systems PLC	141,747	1,070,426
Lockheed Martin Corp.	2,360	784,275
Raytheon Technologies Corp.	11,884	1,056,012
		2,910,713
Air Freight & Logistics 0.4%
Deutsche Post AG (Registered)	21,446	1,326,845
United Parcel Service, Inc. “B”	9,290	1,983,136
		3,309,981
Building Products 0.1%
Xinyi Glass Holdings Ltd.	298,000	840,704
Commercial Services & Supplies 0.0%
Quad Graphics, Inc.*	10	40
Construction & Engineering 0.1%
Bouygues SA	22,423	907,235
Electrical Equipment 0.4%
ABB Ltd. (Registered)	33,569	1,110,534
Eaton Corp. PLC	5,620	925,951
Emerson Electric Co.	8,981	871,247
		2,907,732
Industrial Conglomerates 0.5%
3M Co.	6,510	1,163,207
Honeywell International, Inc.	4,201	918,422
Siemens AG (Registered)	7,905	1,281,904
		3,363,533
Machinery 0.4%
Caterpillar, Inc.	7,500	1,530,075
Cummins, Inc.	3,413	818,574
Kone Oyj “B”	7,333	499,801
		2,848,450
The accompanying notes are an integral part of the financial statements.
24	|	DWS Global Income Builder Fund

	Shares	Value ($)
Marine 0.2%
Nippon Yusen KK	10,400	746,409
SITC International Holdings Co., Ltd.	250,000	846,668
		1,593,077
Professional Services 0.2%
Adecco Group AG (Registered)	14,649	737,090
Thomson Reuters Corp.	8,100	974,343
		1,711,433
Road & Rail 0.2%
Union Pacific Corp.	5,547	1,339,046
Trading Companies & Distributors 0.7%
Fastenal Co.	11,900	679,252
ITOCHU Corp.	33,000	938,679
Mitsubishi Corp.	47,000	1,489,485
Mitsui & Co., Ltd.	55,300	1,257,623
Sumitomo Corp.	75,000	1,064,049
		5,429,088
Information Technology 15.1%
Communications Equipment 0.4%
Cisco Systems, Inc.	35,383	1,980,386
Telefonaktiebolaget LM Ericsson “B”	68,781	752,843
		2,733,229
Electronic Equipment, Instruments & Components 0.5%
Corning, Inc.	28,341	1,008,089
Keyence Corp.	1,400	841,536
Murata Manufacturing Co., Ltd.	16,800	1,275,459
TE Connectivity Ltd.	6,238	910,748
		4,035,832
IT Services 2.9%
Accenture PLC “A”	2,739	982,726
Adyen NV 144A*	368	1,110,528
Afterpay Ltd.*	9,452	876,625
Automatic Data Processing, Inc.	4,629	1,039,164
Cloudflare, Inc. “A” *	10,500	2,044,560
Fujitsu Ltd.	4,700	809,278
Infosys Ltd. (ADR)	66,400	1,479,392
International Business Machines Corp.	15,173	1,898,142
MasterCard, Inc. “A”	3,398	1,140,097
MongoDB, Inc.*	3,000	1,563,870
Paychex, Inc.	12,707	1,566,519
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	25

	Shares	Value ($)
PayPal Holdings, Inc.*	5,548	1,290,409
Shopify, Inc. “A” *	1,400	2,044,140
Square, Inc. “A” *	8,149	2,073,921
Twilio, Inc. “A” *	3,200	932,352
Visa, Inc. “A” (a)	4,500	952,965
Western Union Co.	23,382	426,020
		22,230,708
Semiconductors & Semiconductor Equipment 4.2%
Advanced Micro Devices, Inc.*	17,700	2,128,071
Analog Devices, Inc.	6,748	1,170,710
Applied Materials, Inc.	8,900	1,216,185
ASE Technology Holding Co., Ltd. (ADR)	209,200	1,489,504
Broadcom, Inc.	5,579	2,966,187
Enphase Energy, Inc.*	5,200	1,204,476
Intel Corp.	35,470	1,738,030
KLA Corp.	2,783	1,037,391
Lam Research Corp.	1,589	895,513
Lasertec Corp.	3,700	812,555
Marvell Technology, Inc.	19,100	1,308,350
Micron Technology, Inc.	17,300	1,195,430
Monolithic Power Systems, Inc.	5,000	2,627,300
NVIDIA Corp.	14,300	3,656,081
QUALCOMM, Inc.	22,300	2,966,792
Skyworks Solutions, Inc.	4,200	701,946
Texas Instruments, Inc.	12,535	2,350,062
Tokyo Electron Ltd.	2,800	1,298,355
United Microelectronics Corp. (ADR)	158,100	1,623,687
		32,386,625
Software 4.1%
Adobe, Inc.*	2,900	1,886,044
Autodesk, Inc.*	4,300	1,365,723
Crowdstrike Holdings, Inc. “A” *	6,700	1,888,060
DocuSign, Inc.*	3,600	1,001,844
Intuit, Inc.	2,728	1,707,701
Microsoft Corp.	40,473	13,421,656
Oracle Corp.	14,634	1,403,986
salesforce.com, Inc.*	4,200	1,258,698
SAP SE	6,013	871,103
ServiceNow, Inc.*	2,888	2,015,131
Trade Desk, Inc. “A” *	16,800	1,258,488
The accompanying notes are an integral part of the financial statements.
26	|	DWS Global Income Builder Fund

	Shares	Value ($)
Zoom Video Communications, Inc. “A” *	4,300	1,180,995
Zscaler, Inc.*	5,900	1,881,274
		31,140,703
Technology Hardware, Storage & Peripherals 3.0%
Apple, Inc.	99,073	14,841,135
Canon, Inc.	45,600	1,023,424
Hewlett Packard Enterprise Co.	60,860	891,599
HP, Inc.	47,143	1,429,847
Logitech International SA (Registered)	8,910	741,722
NetApp, Inc.	15,423	1,377,274
Samsung Electronics Co., Ltd. (GDR) REG S	654	976,422
Seagate Technology Holdings PLC	17,957	1,599,430
		22,880,853
Materials 2.4%
Chemicals 1.0%
Air Products & Chemicals, Inc.	2,877	862,553
BASF SE	27,616	1,988,233
Dow, Inc.	28,900	1,617,533
Linde PLC	2,396	764,803
LyondellBasell Industries NV “A”	12,500	1,160,250
Nutrien Ltd.	18,300	1,279,048
		7,672,420
Construction Materials 0.1%
Holcim Ltd.*	22,665	1,131,517
Containers & Packaging 0.3%
Amcor PLC	87,841	1,060,241
International Paper Co.	17,523	870,368
		1,930,609
Metals & Mining 0.9%
Anglo American PLC	55,045	2,096,109
Antofagasta PLC	72,322	1,410,908
B2Gold Corp.	237,200	979,389
Newmont Corp.	16,200	874,800
Vale SA (ADR) (a)	144,000	1,833,120
		7,194,326
Paper & Forest Products 0.1%
Sylvamo Corp.*	1	28
UPM-Kymmene Oyj	22,239	784,617
		784,645
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	27

	Shares	Value ($)
Real Estate 1.7%
Equity Real Estate Investment Trusts (REITs) 1.6%
Ascendas Real Estate Investment Trust	226,276	518,497
CapitaLand Integrated Commercial Trust	556,368	887,053
Crown Castle International Corp.	5,146	927,824
Digital Realty Trust, Inc.	7,000	1,104,670
Iron Mountain, Inc.	31,200	1,423,968
Medical Properties Trust, Inc.	72,500	1,546,425
Prologis, Inc.	5,412	784,523
Public Storage	2,884	958,007
Realty Income Corp.	9,564	683,156
VEREIT, Inc.	18,900	950,670
VICI Properties, Inc. (a)	37,117	1,089,384
WP Carey, Inc.	10,597	817,135
		11,691,312
Real Estate Management & Development 0.1%
Sun Hung Kai Properties Ltd.	69,500	924,523
Utilities 2.5%
Electric Utilities 1.5%
American Electric Power Co., Inc.	9,242	782,890
Duke Energy Corp.	10,077	1,027,955
EDP - Energias de Portugal SA	207,460	1,171,299
Enel SpA	161,893	1,354,205
Fortum Oyj	41,822	1,242,498
Iberdrola SA	61,987	731,976
NextEra Energy, Inc.	11,388	971,738
PPL Corp.	42,675	1,229,040
Red Electrica Corp. SA	54,408	1,132,750
Southern Co.	20,463	1,275,254
SSE PLC	42,785	962,326
		11,881,931
Gas Utilities 0.3%
APA Group	139,174	858,488
Snam SpA	201,150	1,138,697
		1,997,185
Multi-Utilities 0.7%
Consolidated Edison, Inc.	9,512	717,205
Dominion Energy, Inc.	12,035	913,817
E.ON SE	71,285	903,658
National Grid PLC	78,361	1,003,132
The accompanying notes are an integral part of the financial statements.
28	|	DWS Global Income Builder Fund

	Shares	Value ($)
Public Service Enterprise Group, Inc.	13,972	891,414
Sempra Energy	5,655	721,748
		5,150,974
Total Common Stocks (Cost $346,586,351)		449,283,782
Preferred Stocks 3.6%
Communication Services 0.4%
AT&T, Inc., 5.35%	100,000	2,612,000
Consumer Discretionary 0.1%
Porsche Automobil Holding SE	8,974	931,788
Financials 2.7%
AGNC Investment Corp., Series C, 7.0%	64,439	1,635,462
Capital One Financial Corp., Series G, 5.2%	100,000	2,532,000
Charles Schwab Corp., Series D, 5.95%	75,000	1,926,750
Fifth Third Bancorp., Series I, 6.625%	75,000	2,156,250
KeyCorp., Series E, 6.125%	75,000	2,298,750
Morgan Stanley, Series K, 5.85%	75,000	2,209,500
PNC Financial Services Group, Inc., Series P, 6.125%	75,000	1,929,000
Regions Financial Corp., Series B, 6.375%	80,000	2,272,000
The Goldman Sachs Group, Inc., Series J, 5.5%	73,000	1,962,240
Wells Fargo & Co., Series Y, 5.625%	75,000	1,944,750
		20,866,702
Real Estate 0.4%
Kimco Realty Corp., Series L, 5.125%	75,000	1,952,250
Prologis, Inc., Series Q, 8.54%	236	16,461
Simon Property Group, Inc., Series J, 8.375%	17,000	1,198,500
		3,167,211
Total Preferred Stocks (Cost $27,258,430)		27,577,701
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (b) (Cost $90,210)	506	33,350

The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	29

	Principal Amount ($) (c)	Value ($)
Corporate Bonds 24.0%
Communication Services 3.1%
Alibaba Group Holding Ltd., 3.4%, 12/6/2027	1,700,000	1,805,019
America Movil SAB de CV, 4.375%, 4/22/2049	1,700,000	2,119,135
AT&T, Inc.:
2.25%, 2/1/2032	510,000	490,783
2.75%, 6/1/2031	300,000	305,169
3.65%, 6/1/2051	560,000	582,459
CCO Holdings LLC, 144A, 4.75%, 3/1/2030	590,000	609,175
Charter Communications Operating LLC:
3.5%, 3/1/2042	650,000	634,713
3.7%, 4/1/2051	750,000	736,502
4.4%, 12/1/2061	400,000	424,751
CSC Holdings LLC:
144A, 3.375%, 2/15/2031	890,000	810,568
144A, 4.125%, 12/1/2030	783,000	749,723
144A, 4.5%, 11/15/2031	810,000	784,809
DIRECTV Holdings LLC, 144A, 5.875%, 8/15/2027	140,000	145,131
Discovery Communications LLC, 4.0%, 9/15/2055	200,000	212,358
Grupo Televisa SAB, 5.25%, 5/24/2049	1,700,000	2,209,784
Match Group Holdings II LLC:
144A, 3.625%, 10/1/2031	310,000	300,929
144A, 4.125%, 8/1/2030	1,125,000	1,157,344
Meituan, 144A, 2.125%, 10/28/2025	505,000	487,032
Netflix, Inc.:
4.375%, 11/15/2026	1,000,000	1,112,500
5.875%, 11/15/2028	812,000	988,366
Sirius XM Radio, Inc., 144A, 3.125%, 9/1/2026	590,000	590,738
Tencent Holdings Ltd.:
REG S, 2.39%, 6/3/2030	1,700,000	1,658,340
144A, 3.84%, 4/22/2051	300,000	316,758
T-Mobile U.S.A., Inc.:
3.3%, 2/15/2051	700,000	686,598
3.375%, 4/15/2029	635,000	652,463
3.6%, 11/15/2060	145,000	145,616
4.375%, 4/15/2040	335,000	382,710
Verizon Communications, Inc.:
2.55%, 3/21/2031	390,000	393,042
2.65%, 11/20/2040	225,000	212,591
3.7%, 3/22/2061	300,000	326,055
The accompanying notes are an integral part of the financial statements.
30	|	DWS Global Income Builder Fund

	Principal Amount ($) (c)	Value ($)
ViacomCBS, Inc., 4.2%, 5/19/2032	932,000	1,060,782
Vodafone Group PLC, 5.125%, 6/4/2081	460,000	471,196
		23,563,139
Consumer Discretionary 1.7%
1011778 BC Unlimited Liability Co., 144A, 4.375%, 1/15/2028	1,300,000	1,306,812
Carnival Corp.:
144A, 5.75%, 3/1/2027	475,000	483,313
144A, 7.625%, 3/1/2026	539,000	567,885
Dollar General Corp., 4.125%, 4/3/2050	110,000	130,448
Ford Motor Credit Co. LLC:
2.7%, 8/10/2026	1,340,000	1,338,446
2.9%, 2/16/2028	1,082,000	1,072,532
3.37%, 11/17/2023	900,000	923,625
3.375%, 11/13/2025	750,000	770,625
3.625%, 6/17/2031	1,440,000	1,456,200
General Motors Co., 5.4%, 4/1/2048	350,000	445,127
General Motors Financial Co., Inc.:
2.35%, 1/8/2031	500,000	485,864
2.7%, 6/10/2031	540,000	533,736
Hilton Domestic Operating Co., Inc.:
144A, 3.625%, 2/15/2032	1,350,000	1,317,073
144A, 4.0%, 5/1/2031	720,000	723,445
Nissan Motor Co., Ltd., 144A, 4.345%, 9/17/2027	760,000	824,327
Royal Caribbean Cruises Ltd.:
144A, 4.25%, 7/1/2026	210,000	203,700
144A, 5.5%, 4/1/2028	295,000	300,163
		12,883,321
Consumer Staples 0.4%
Altria Group, Inc.:
3.7%, 2/4/2051	235,000	223,601
3.875%, 9/16/2046	90,000	89,195
Anheuser-Busch InBev Worldwide, Inc.:
4.35%, 6/1/2040	270,000	317,517
4.439%, 10/6/2048	290,000	350,569
5.55%, 1/23/2049	699,000	980,467
BAT Capital Corp.:
2.726%, 3/25/2031 (a)	335,000	327,062
3.734%, 9/25/2040	349,000	339,326
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	31

	Principal Amount ($) (c)	Value ($)
JBS Finance Luxembourg Sarl, 144A, 3.625%, 1/15/2032	470,000	464,050
Keurig Dr Pepper, Inc., 3.8%, 5/1/2050	185,000	208,848
		3,300,635
Energy 2.7%
Cenovus Energy, Inc., 3.75%, 2/15/2052	290,000	293,451
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025	1,000,000	1,119,421
Cheniere Energy Partners LP:
144A, 3.25%, 1/31/2032	240,000	237,888
4.5%, 10/1/2029	1,100,000	1,174,448
Ecopetrol SA, 6.875%, 4/29/2030	1,700,000	1,963,500
Energy Transfer, L.P., 5.5%, 6/1/2027	1,000,000	1,157,298
Enterprise Products Operating LLC:
3.3%, 2/15/2053	510,000	511,078
4.2%, 1/31/2050	905,000	1,035,881
Hess Corp., 5.8%, 4/1/2047	400,000	534,156
MPLX LP, 2.65%, 8/15/2030	210,000	209,002
Petroleos Mexicanos, 6.84%, 1/23/2030	3,700,000	3,867,980
Plains All American Pipeline LP, 3.8%, 9/15/2030	300,000	316,949
SA Global Sukuk Ltd., 144A, 2.694%, 6/17/2031	340,000	340,544
Saudi Arabian Oil Co.:
144A, 2.25%, 11/24/2030	3,900,000	3,777,618
REG S, 3.5%, 4/16/2029	1,700,000	1,813,907
Sinopec Group Overseas Development Ltd., REG S, 2.7%, 5/13/2030	1,700,000	1,728,012
Suncor Energy, Inc., 3.75%, 3/4/2051	385,000	420,403
Williams Companies, Inc., 3.5%, 10/15/2051	300,000	307,043
		20,808,579
Financials 8.3%
AerCap Ireland Capital DAC:
3.0%, 10/29/2028	560,000	567,801
3.15%, 2/15/2024	750,000	779,180
3.3%, 1/30/2032	340,000	346,038
3.4%, 10/29/2033	340,000	346,074
3.85%, 10/29/2041	250,000	258,824
4.625%, 10/15/2027	750,000	834,468
Air Lease Corp.:
3.0%, 2/1/2030	836,000	845,535
4.125%, Perpetual (d)	2,000,000	1,970,000
Aircastle Ltd., 144A, 5.25%, Perpetual (d)	690,000	707,250
Ally Financial, Inc., 4.7%, Perpetual (d)	3,000,000	3,108,750
American Express Co., 3.55%, Perpetual (d)	2,750,000	2,763,750
The accompanying notes are an integral part of the financial statements.
32	|	DWS Global Income Builder Fund

	Principal Amount ($) (c)	Value ($)
Avolon Holdings Funding Ltd.:
144A, 2.528%, 11/18/2027	50,000	49,096
144A, 2.75%, 2/21/2028	540,000	534,674
144A, 4.25%, 4/15/2026	240,000	257,914
Banco Nacional de Panama, 144A, 2.5%, 8/11/2030	600,000	565,800
Bank of America Corp.:
2.676%, 6/19/2041	330,000	317,853
4.3%, Perpetual (d)	612,000	619,650
Bank of Nova Scotia, 3.625%, 10/27/2081	2,750,000	2,705,364
Barclays PLC, 2.645%, 6/24/2031	600,000	601,676
BBVA Bancomer SA, 144A, 1.875%, 9/18/2025	1,200,000	1,200,000
Blackstone Secured Lending Fund:
144A, 2.85%, 9/30/2028	610,000	598,315
3.625%, 1/15/2026	925,000	967,367
BNP Paribas SA, 144A, 4.625%, Perpetual (d)	1,040,000	1,045,200
Capital One Financial Corp.:
2.359%, 7/29/2032	1,200,000	1,158,483
3.95%, Perpetual (d)	1,520,000	1,543,256
Citigroup, Inc.:
2.572%, 6/3/2031	770,000	776,350
4.0%, Perpetual (d)	4,250,000	4,340,311
GE Capital Funding LLC, 4.4%, 5/15/2030	260,000	303,882
GE Capital International Funding Co., Unlimited Co., 4.418%, 11/15/2035	1,000,000	1,216,594
HSBC Holdings PLC:
4.0%, Perpetual (d)	1,545,000	1,541,138
4.6%, Perpetual (d)	1,750,000	1,738,852
Intesa Sanpaolo SpA:
144A, 4.198%, 6/1/2032	1,825,000	1,839,796
144A, 4.95%, 6/1/2042	1,350,000	1,394,082
Jefferies Group LLC, 2.625%, 10/15/2031	260,000	255,087
JPMorgan Chase & Co.:
3.328%, 4/22/2052	151,000	162,989
3.65%, Perpetual (d)	1,830,000	1,823,137
M&T Bank Corp, 3.5%, Perpetual (d)	980,000	962,850
MDGH GMTN RSC Ltd., REG S, 3.7%, 11/7/2049	245,000	266,577
Morgan Stanley:
2.484%, 9/16/2036	789,000	766,587
3.217%, 4/22/2042	100,000	105,043
Natwest Group PLC, 4.6%, Perpetual (d)	1,380,000	1,359,300
Nippon Life Insurance Co., 144A, 2.75%, 1/21/2051	700,000	679,875
OneMain Finance Corp., 3.5%, 1/15/2027	1,500,000	1,466,250
PNC Financial Services Group, Inc., 3.4%, Perpetual (d)	1,740,000	1,716,075
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	33

	Principal Amount ($) (c)	Value ($)
REC Ltd.:
144A, 4.75%, 5/19/2023	426,000	445,336
144A, 5.25%, 11/13/2023	570,000	608,834
Societe Generale SA:
144A, 4.75%, Perpetual (d)	735,000	752,897
144A, 5.375%, Perpetual (d)	1,650,000	1,753,125
Standard Chartered PLC, 144A, 4.75%, Perpetual (a) (d)	1,040,000	1,021,800
The Charles Schwab Corp.:
Series H, 4.0%, Perpetual (d)	890,000	903,350
Series I, 4.0%, Perpetual (d)	1,555,000	1,600,328
The Goldman Sachs Group, Inc., 3.8%, Perpetual (a) (d)	1,935,000	1,935,000
Truist Financial Corp., 4.8%, Perpetual (d)	2,000,000	2,072,500
U.S. Bancorp., 3.7%, Perpetual (d)	2,344,000	2,334,741
UBS Group AG, 144A, 4.375%, Perpetual (d)	743,000	737,985
Wells Fargo & Co., 3.9%, Perpetual (d)	1,545,000	1,573,969
		63,146,958
Health Care 1.8%
Bausch Health Companies, Inc., 144A, 4.875%, 6/1/2028	520,000	535,496
Biogen, Inc., 3.15%, 5/1/2050	250,000	245,546
Centene Corp.:
2.45%, 7/15/2028	360,000	358,779
2.625%, 8/1/2031	790,000	777,139
Charles River Laboratories International, Inc., 144A, 3.75%, 3/15/2029	1,750,000	1,767,500
CVS Health Corp.:
2.7%, 8/21/2040	160,000	153,405
4.25%, 4/1/2050	120,000	145,315
5.05%, 3/25/2048	1,000,000	1,314,724
DaVita, Inc., 144A, 4.625%, 6/1/2030	750,000	753,720
HCA, Inc.:
4.125%, 6/15/2029	600,000	664,549
5.25%, 6/15/2026	1,000,000	1,133,969
Mozart Debt Merger Sub, Inc., 144A, 3.875%, 4/1/2029	650,000	646,750
Takeda Pharmaceutical Co., Ltd., 3.175%, 7/9/2050	380,000	388,529
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/2026	5,400,000	5,089,500
		13,974,921
Industrials 1.4%
Adani Ports & Special Economic Zone Ltd., 144A, 4.2%, 8/4/2027	865,000	895,500
American Airlines, Inc., 144A, 5.5%, 4/20/2026	620,000	650,380
The accompanying notes are an integral part of the financial statements.
34	|	DWS Global Income Builder Fund

	Principal Amount ($) (c)	Value ($)
Boeing Co.:
2.196%, 2/4/2026	1,696,000	1,698,825
2.75%, 2/1/2026	820,000	847,869
5.04%, 5/1/2027	350,000	397,411
Delta Air Lines, Inc.:
3.75%, 10/28/2029 (a)	865,000	878,993
144A, 4.5%, 10/20/2025	190,000	202,742
Empresa de los Ferrocarriles del Estado, 144A, 3.068%, 8/18/2050	239,000	209,417
General Electric Co., 3.625%, 5/1/2030	195,000	218,451
GFL Environmental, Inc., 144A, 4.0%, 8/1/2028 (a)	900,000	877,500
Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027	1,100,000	1,197,196
Nielsen Finance LLC, 144A, 4.5%, 7/15/2029	360,000	351,990
Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	2,400,000	2,553,000
		10,979,274
Information Technology 1.0%
Broadcom, Inc.:
144A, 2.6%, 2/15/2033	350,000	337,240
144A, 3.187%, 11/15/2036	410,000	403,048
Dell International LLC, 8.35%, 7/15/2046	350,000	581,621
Micron Technology, Inc., 3.477%, 11/1/2051 (e)	230,000	229,956
MSCI, Inc.:
144A, 3.25%, 8/15/2033	240,000	240,929
144A, 3.625%, 9/1/2030	540,000	553,500
Open Text Corp., 144A, 3.875%, 2/15/2028	1,525,000	1,536,437
Oracle Corp.:
3.6%, 4/1/2050	150,000	153,139
3.65%, 3/25/2041	861,000	901,987
SK Hynix, Inc., 144A, 1.5%, 1/19/2026	947,000	928,499
Square, Inc.:
144A, 2.75%, 6/1/2026	200,000	202,199
144A, 3.5%, 6/1/2031	380,000	389,500
Twilio, Inc., 3.625%, 3/15/2029	950,000	959,500
		7,417,555
Materials 1.1%
AngloGold Ashanti Holdings PLC, 3.75%, 10/1/2030	800,000	809,000
Berry Global, Inc., 1.65%, 1/15/2027	1,750,000	1,711,815
Corp. Nacional del Cobre de Chile, 144A, 3.15%, 1/15/2051	200,000	183,794
Glencore Funding LLC, 144A, 3.875%, 4/27/2051	400,000	424,731
LYB International Finance III LLC, 3.625%, 4/1/2051 (a)	160,000	170,330
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	35

	Principal Amount ($) (c)		Value ($)
MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025		1,511,000	1,654,300
Novelis Corp., 144A, 4.75%, 1/30/2030		1,450,000	1,508,000
Suzano Austria GmbH, 2.5%, 9/15/2028		460,000	435,275
Tronox, Inc., 144A, 4.625%, 3/15/2029		1,110,000	1,088,166
			7,985,411
Real Estate 0.7%
American Tower Corp.:
(REIT), 2.1%, 6/15/2030		310,000	301,059
(REIT), 2.95%, 1/15/2051		180,000	174,286
Boston Properties LP, (REIT), 2.55%, 4/1/2032		535,000	532,750
Crown Castle International Corp., (REIT), 2.9%, 4/1/2041		660,000	637,359
Equinix, Inc., (REIT), 2.15%, 7/15/2030		193,000	187,999
MPT Operating Partnership LP, (REIT), 3.5%, 3/15/2031		1,170,000	1,178,892
SBA Communications Corp., 144A, (REIT), 3.125%, 2/1/2029		2,500,000	2,400,000
Welltower, Inc., (REIT), 2.75%, 1/15/2031		210,000	215,705
			5,628,050
Utilities 1.8%
AES Panama Generation Holdings SRL, 144A, 4.375%, 5/31/2030		622,000	641,394
CenterPoint Energy, Inc., 2.65%, 6/1/2031		240,000	243,937
CMS Energy Corp., 3.75%, 12/1/2050		2,600,000	2,593,500
Duke Energy Corp., 3.25%, 1/15/2082		1,350,000	1,340,836
ENN Energy Holdings, Ltd., 144A, 2.625%, 9/17/2030		854,000	841,767
Eskom Holdings SOC Ltd., REG S, 6.35%, 8/10/2028		1,425,000	1,531,989
NextEra Energy Operating Partners LP:
144A, 3.875%, 10/15/2026		1,035,000	1,100,981
144A, 4.25%, 7/15/2024		1,570,000	1,662,159
Pacific Gas and Electric Co.:
2.5%, 2/1/2031		130,000	124,174
3.3%, 8/1/2040		370,000	349,208
3.5%, 8/1/2050		150,000	142,572
Perusahaan Listrik Negara PT, 144A, 2.875%, 10/25/2025	EUR	1,505,000	1,852,379
Southern Co., 3.75%, 9/15/2051		1,241,000	1,258,746
			13,683,642
Total Corporate Bonds (Cost $180,948,528)			183,371,485
The accompanying notes are an integral part of the financial statements.
36	|	DWS Global Income Builder Fund

	Principal Amount ($) (c)	Value ($)
Asset-Backed 2.5%
Automobile Receivables 0.3%
Avis Budget Rental Car Funding AESOP LLC, “C” , Series 2019-1A, 144A, 4.53%, 3/20/2023	583,333	587,693
JPMorgan Chase Bank NA, “E” , Series 2021-1, 144A, 2.365%, 9/25/2028	1,875,357	1,872,571
		2,460,264
Credit Card Receivables 0.6%
Fair Square Issuance Trust, “A” , Series 2020-AA, 144A, 2.9%, 9/20/2024	4,670,000	4,694,988
Miscellaneous 1.6%
CF Hippolyta LLC, “B1” , Series 2021-1A, 144A, 1.98%, 3/15/2061	3,056,322	3,037,969
DB Master Finance LLC, “A23” , Series 2021-1A, 144A, 2.791%, 11/20/2051	6,375,000	6,375,638
Wendy’s Funding LLC, “A2II” , Series 2021-1A, 144A, 2.775%, 6/15/2051	2,559,585	2,608,435
		12,022,042
Total Asset-Backed (Cost $19,119,335)		19,177,294
Mortgage-Backed Securities Pass-Throughs 0.0%
Federal Home Loan Mortgage Corp., 6.0%, 11/1/2021	113	113
Government National Mortgage Association, 6.5%, 8/20/2034	24,415	29,036
Total Mortgage-Backed Securities Pass-Throughs (Cost $25,807)		29,149
Commercial Mortgage-Backed Securities 1.9%
Citigroup Commercial Mortgage Trust:
“C” , Series 2019-PRM, 144A, 3.896%, 5/10/2036	2,516,145	2,626,254
“D” , Series 2019-PRM, 144A, 4.35%, 5/10/2036	2,625,000	2,736,829
Credit Suisse Commercial Mortgage Trust, “B” , Series 2020-TMIC, 144A, 1-month USD-LIBOR + 5.0%, 5.25% (f), 12/15/2035	4,300,000	4,392,579
Freddie Mac Multifamily Structured Credit Risk, “M2” , Series 2021-MN1, 144A, 30-day average SOFR + 3.75%, 3.799% (f), 1/25/2051	1,098,000	1,139,911
GMAC Commercial Mortgage Securities, Inc., “G” , Series 2004-C1, 144A, 5.455%, 3/10/2038	1,962,211	1,197,640
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	37

	Principal Amount ($) (c)	Value ($)
MTRO Commercial Mortgage Trust, “C” , Series 2019-TECH, 144A, 1-month USD-LIBOR + 1.3%, 1.39% (f), 12/15/2033	1,255,000	1,248,876
Multifamily Connecticut Avenue Securities Trust, “M7” , Series 2019-01, 144A, 1-month USD-LIBOR + 1.7%, 1.789% (f), 10/15/2049	1,384,601	1,380,725
Total Commercial Mortgage-Backed Securities (Cost $15,307,402)		14,722,814
Collateralized Mortgage Obligations 2.4%
Connecticut Avenue Securities Trust:
“1M2” , Series 2020-R01, 144A, 1-month USD-LIBOR + 2.05%, 2.139% (f), 1/25/2040	866,411	871,299
“1M2” , Series 2019-R03, 144A, 1-month USD-LIBOR + 2.15%, 2.239% (f), 9/25/2031	206,918	207,961
“1M2” , Series 2019-R02, 144A, 1-month USD-LIBOR + 2.3%, 2.389% (f), 8/25/2031	315,800	317,492
Fannie Mae Connecticut Avenue Securities:
“1M2” , Series 2018-C06, 1-month USD-LIBOR + 2.0%, 2.089% (f), 3/25/2031	571,749	576,215
“1M2” , Series 2018-C03, 1-month USD-LIBOR + 2.15%, 2.239% (f), 10/25/2030	718,583	726,217
“1M2” , Series 2018-C01, 1-month USD-LIBOR + 2.25%, 2.339% (f), 7/25/2030	1,132,787	1,147,569
“1M2” , Series 2018-C05, 1-month USD-LIBOR + 2.35%, 2.439% (f), 1/25/2031	1,840,998	1,863,457
Federal National Mortgage Association, “I” , Series 2003-84, Interest Only, 6.0%, 9/25/2033	195,139	37,145
Freddie Mac Structured Agency Credit Risk Debt Notes:
“M2” , Series 2020-DNA2, 144A, 1-month USD-LIBOR + 1.85%, 1.939% (f), 2/25/2050	4,393,639	4,426,953
“M2” , Series 2019-DNA3, 144A, 1-month USD-LIBOR + 2.05%, 2.139% (f), 7/25/2049	1,366,332	1,377,859
“M2” , Series 2019-DNA2, 144A, 1-month USD-LIBOR + 2.45%, 2.539% (f), 3/25/2049	2,145,822	2,178,024
“M2” , Series 2017-DNA3, 1-month USD-LIBOR + 2.5%, 2.589% (f), 3/25/2030	1,000,000	1,021,361
“M2” , Series 2019-DNA1, 144A, 1-month USD-LIBOR + 2.65%, 2.739% (f), 1/25/2049	319,210	323,005
JPMorgan Mortgage Trust, “AM” , Series 2016-3, 144A, 3.245% (f), 10/25/2046	1,374,833	1,374,783
STACR Trust, “M2” , Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.1%, 2.189% (f), 9/25/2048	1,945,946	1,971,552
Total Collateralized Mortgage Obligations (Cost $18,232,563)		18,420,892
The accompanying notes are an integral part of the financial statements.
38	|	DWS Global Income Builder Fund

	Principal Amount ($) (c)	Value ($)
Government & Agency Obligations 1.6%
Sovereign Bonds
Bermuda Government International Bond, 144A, 2.375%, 8/20/2030	471,000	466,290
Brazilian Government International Bond, 3.875%, 6/12/2030	947,000	888,561
Indonesia Government International Bond:
2.85%, 2/14/2030	3,700,000	3,814,845
3.85%, 10/15/2030 (a)	1,700,000	1,889,998
Mexico Government International Bond, 3.75%, 4/19/2071	312,000	279,471
Perusahaan Penerbit SBSN Indonesia III, 144A, 2.8%, 6/23/2030	883,000	900,695
Philippine Government International Bond, 2.457%, 5/5/2030	3,700,000	3,794,681
Total Government & Agency Obligations (Cost $12,601,365)		12,034,541
Loan Participations and Assignments 0.4%
Senior Loans (f)
Hilton Worldwide Finance LLC, Term Loan B2, 1-month-USD LIBOR + 1.75%, 1.839%, 6/22/2026	1,389,235	1,379,983
TransDigm, Inc., Term Loan F, 1-month USD-LIBOR + 2.25%, 2.337%, 12/9/2025	1,242,728	1,228,928
Total Loan Participations and Assignments (Cost $2,633,603)		2,608,911
Short-Term U.S. Treasury Obligations 0.6%
U.S. Treasury Bills:
0.053% (g), 5/19/2022 (h)	4,500,000	4,498,196
0.054% (g), 5/19/2022 (i)	300,000	299,880
Total Short-Term U.S. Treasury Obligations (Cost $4,798,605)		4,798,076
	Shares	Value ($)
Exchange-Traded Funds 3.0%
SPDR Bloomberg Barclays Convertible Securities ETF (Cost $13,817,168)	259,040	22,790,339
Securities Lending Collateral 1.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (j) (k) (Cost $9,967,487)	9,967,487	9,967,487
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	39

	Shares	Value ($)
Cash Equivalents 0.8%
DWS Central Cash Management Government Fund, 0.03% (j) (Cost $5,852,846)	5,852,846	5,852,846
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $657,239,700)	100.9	770,668,667
Other Assets and Liabilities, Net	(0.9)	(6,726,966)
Net Assets	100.0	763,941,701
A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2021 are as follows:
Value ($) at 10/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 10/31/2021	Value ($) at 10/31/2021
Securities Lending Collateral 1.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (j) (k)
30,951,654	—	20,984,167 (l)	—	—	41,333	—	9,967,487	9,967,487
Cash Equivalents 0.8%
DWS Central Cash Management Government Fund, 0.03% (j)
14,672,645	254,540,708	263,360,507	—	—	5,899	—	5,852,846	5,852,846
45,624,299	254,540,708	284,344,674	—	—	47,232	—	15,820,333	15,820,333
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2021 amounted to $9,586,971, which is 1.3% of net assets.
(b)	Investment was valued using significant unobservable inputs.
(c)	Principal amount stated in U.S. dollars unless otherwise noted.
(d)	Perpetual, callable security with no stated maturity date.
(e)	When-issued security.
(f)	Variable or floating rate security. These securities are shown at their current rate as of October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.
(g)	Annualized yield at time of purchase; not a coupon rate.
(h)	At October 31, 2021, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
The accompanying notes are an integral part of the financial statements.
40	|	DWS Global Income Builder Fund

(i)	At October 31, 2021, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.
(j)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(k)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(l)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2021.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR: American Depositary Receipt
GDR: Global Depositary Receipt
Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.
MSCI: Morgan Stanley Capital International
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REIT: Real Estate Investment Trust
S&P: Standard & Poor’s
SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)
SOC: State Owned Company
SOFR: Secured Overnight Financing Rate
SPDR: Standard & Poor’s Depositary Receipt
LIBOR: London Interbank Offered Rate, the benchmark rate for certain floating rate securities, is expected to be phased out by the end of 2021, although the US Dollar LIBOR phase out may extend past 2021 for certain existing contracts. The Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the Fund of the transition away from LIBOR.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.
At October 31, 2021, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Euro-Schatz	EUR	12/8/2021	147	19,083,504	19,025,584	(57,920)
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	41

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
MSCI Emerging Markets Index	USD	12/17/2021	465	30,065,423	29,341,500	(723,923)
Ultra Long U.S. Treasury Bond	USD	12/21/2021	133	26,065,238	26,122,032	56,794
Total net unrealized depreciation						(725,049)
At October 31, 2021, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Euro Stoxx 50 Index	EUR	12/17/2021	112	5,374,927	5,485,728	(110,801)
S&P 500 E-Mini Index	USD	12/17/2021	112	25,010,989	25,743,199	(732,210)
TOPIX Index	JPY	12/9/2021	22	3,928,621	3,846,020	82,601
Ultra 10 Year U.S. Treasury Note	USD	12/21/2021	129	19,012,337	18,709,031	303,306
Total net unrealized depreciation						(457,104)
At October 31, 2021, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Fixed — 0.25% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/3/16/2023	12,400,000	USD	31,721	809	30,912
Fixed — 0.45% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/3/16/2024	7,200,000	USD	58,442	(136)	58,578
Fixed — 1.30% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/3/16/2028	2,200,000	USD	4,834	474	4,360
Fixed — 1.63% Semi-Annually	Floating — 3-Month LIBOR Quarterly β	3/16/2021/3/16/2031	1,900,000	USD	(19,641)	2,119	(21,760)
Total net unrealized appreciation							72,090
β	3-month LIBOR rate as of October 31, 2021 is 0.132%.
The accompanying notes are an integral part of the financial statements.
42	|	DWS Global Income Builder Fund

At October 31, 2021, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	880,000	USD	1,046,376	11/5/2021	29,037	Toronto-Dominion Bank
Currency Abbreviation(s)

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, interest rate swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	43

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$449,283,782	$ —	$ —	$449,283,782
Preferred Stocks (a)	27,577,701	—	—	27,577,701
Warrants	—	—	33,350	33,350
Corporate Bonds (a)	—	183,371,485	—	183,371,485
Asset-Backed (a)	—	19,177,294	—	19,177,294
Mortgage-Backed Securities Pass-Throughs	—	29,149	—	29,149
Commercial Mortgage-Backed Securities	—	14,722,814	—	14,722,814
Collateralized Mortgage Obligations	—	18,420,892	—	18,420,892
Government & Agency Obligations	—	12,034,541	—	12,034,541
Loan Participations and Assignments	—	2,608,911	—	2,608,911
Short-Term U.S. Treasury Obligations	—	4,798,076	—	4,798,076
Exchange-Traded Funds	22,790,339	—	—	22,790,339
Short-Term Investments (a)	15,820,333	—	—	15,820,333
Derivatives (b)
Futures Contracts	442,701	—	—	442,701
Interest Rate Swap Contracts	—	93,850	—	93,850
Forward Foreign Currency Contracts	—	29,037	—	29,037
Total	$515,914,856	$255,286,049	$33,350	$771,234,255

The accompanying notes are an integral part of the financial statements.
44	|	DWS Global Income Builder Fund

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$ (1,624,854)	$ —	$ —	$ (1,624,854)
Interest Rate Swap Contracts	—	(21,760)	—	(21,760)
Total	$ (1,624,854)	$ (21,760)	$ —	$ (1,646,614)
(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	45

Statement of Assets and Liabilities
as of October 31, 2021

Assets
Investments in non-affiliated securities, at value (cost $641,419,367) — including $9,586,971 of securities loaned	$ 754,848,334
Investment in DWS Government & Agency Securities Portfolio (cost $9,967,487)*	9,967,487
Investment in DWS Central Cash Management Government Fund (cost $5,852,846)	5,852,846
Cash	43,909
Foreign currency, at value (cost $369,895)	362,811
Receivable for investments sold	1,083,377
Receivable for Fund shares sold	227,563
Dividends receivable	976,860
Interest receivable	1,784,081
Unrealized appreciation on forward foreign currency contracts	29,037
Foreign taxes recoverable	497,134
Other assets	46,361
Total assets	775,719,800
Liabilities
Payable upon return of securities loaned	9,967,487
Payable for investments purchased — when-issued securities	230,000
Payable for Fund shares redeemed	272,848
Payable for variation margin on futures contracts	403,636
Payable for variation margin on centrally cleared swaps	1,713
Accrued management fee	237,782
Accrued Trustees' fees	7,159
Other accrued expenses and payables	657,474
Total liabilities	11,778,099
Net assets, at value	$ 763,941,701
Net Assets Consist of
Distributable earnings (loss)	168,094,061
Paid-in capital	595,847,640
Net assets, at value	$ 763,941,701
*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.
46	|	DWS Global Income Builder Fund

Statement of Assets and Liabilities as of October 31, 2021 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($543,149,773 ÷ 49,327,270 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.01
Maximum offering price per share (100 ÷ 94.25 of $11.01)	$ 11.68
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($7,271,678 ÷ 660,572 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.01
Class R6
Net Asset Value, offering and redemption price per share ($10,848,782 ÷ 986,935 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 10.99
Class S
Net Asset Value, offering and redemption price per share ($177,531,505 ÷ 16,124,786 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.01
Institutional Class
Net Asset Value, offering and redemption price per share ($25,139,963 ÷ 2,286,081 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 11.00
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	47

Statement of Operations
for the year ended October 31, 2021

Investment Income
Income:
Dividends (net of foreign taxes withheld of $697,115)	$ 15,188,226
Interest	7,533,406
Income distributions — DWS Central Cash Management Government Fund	5,899
Securities lending income, net of borrower rebates	41,333
Total income	22,768,864
Expenses:
Management fee	2,796,485
Administration fee	733,132
Services to shareholders	1,040,050
Distribution and service fees	1,319,246
Custodian fee	26,615
Professional fees	127,995
Reports to shareholders	75,771
Registration fees	84,097
Trustees' fees and expenses	23,391
Other	67,978
Total expenses	6,294,760
Net investment income	16,474,104
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	62,891,656
Swap contracts	(854,987)
Futures	170,483
Forward foreign currency contracts	(84,101)
Foreign currency	144,720
Payments by affiliates (see Note G)	52
62,267,823
Change in net unrealized appreciation (depreciation) on:
Investments	65,159,999
Swap contracts	983,315
Futures	(1,983,668)
Forward foreign currency contracts	(36,264)
Foreign currency	404,608
64,527,990
Net gain (loss)	126,795,813
Net increase (decrease) in net assets resulting from operations	$ 143,269,917
The accompanying notes are an integral part of the financial statements.
48	|	DWS Global Income Builder Fund

Statements of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 16,474,104	$ 17,081,462
Net realized gain (loss)	62,267,823	(3,228,618)
Change in net unrealized appreciation (depreciation)	64,527,990	(14,575,048)
Net increase (decrease) in net assets resulting from operations	143,269,917	(722,204)
Distributions to shareholders:
Class A	(11,122,997)	(15,253,014)
Class C	(99,450)	(201,614)
Class R6	(230,829)	(217,829)
Class S	(4,015,185)	(5,463,828)
Institutional Class	(525,745)	(508,321)
Total distributions	(15,994,206)	(21,644,606)
Fund share transactions:
Proceeds from shares sold	28,268,257	31,584,585
Reinvestment of distributions	15,351,398	20,799,431
Payments for shares redeemed	(89,029,796)	(96,980,341)
Net increase (decrease) in net assets from Fund share transactions	(45,410,141)	(44,596,325)
Increase (decrease) in net assets	81,865,570	(66,963,135)
Net assets at beginning of period	682,076,131	749,039,266
Net assets at end of period	$763,941,701	$682,076,131

The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	49

Financial Highlights
DWS Global Income Builder Fund — Class A
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.26	$9.55	$8.97	$10.06	$8.89
Income (loss) from investment operations:
Net investment income[a]	.23	.22	.28	.28	.26
Net realized and unrealized gain (loss)	1.74	(.23)	.73	(.36)	1.18
Total from investment operations	1.97	(.01)	1.01	(.08)	1.44
Less distributions from:
Net investment income	(.22)	(.28)	(.36)	(.34)	(.27)
Net realized gains	—	—	(.07)	(.67)	—
Total distributions	(.22)	(.28)	(.43)	(1.01)	(.27)
Net asset value, end of period	$11.01	$9.26	$9.55	$8.97	$10.06
Total Return (%)[b]	21.39	.07	11.57	(1.11)	16.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	543	487	538	534	603
Ratio of expenses (%)	.88	.89	.91	.90	.91
Ratio of net investment income (%)	2.13	2.38	3.02	2.93	2.71
Portfolio turnover rate (%)	124	131	161	67	137
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
The accompanying notes are an integral part of the financial statements.
50	|	DWS Global Income Builder Fund

DWS Global Income Builder Fund — Class C
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.25	$9.55	$8.96	$10.05	$8.88
Income (loss) from investment operations:
Net investment income[a]	.14	.15	.21	.21	.18
Net realized and unrealized gain (loss)	1.76	(.24)	.73	(.37)	1.18
Total from investment operations	1.90	(.09)	.94	(.16)	1.36
Less distributions from:
Net investment income	(.14)	(.21)	(.28)	(.26)	(.19)
Net realized gains	—	—	(.07)	(.67)	—
Total distributions	(.14)	(.21)	(.35)	(.93)	(.19)
Net asset value, end of period	$11.01	$9.25	$9.55	$8.96	$10.05
Total Return (%)[b]	20.54	(.82)	10.83	(1.91)	15.47 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	8	9	10	20
Ratio of expenses before expense reductions (%)	1.70	1.69	1.68	1.65	1.74
Ratio of expenses after expense reductions (%)	1.70	1.69	1.68	1.65	1.72
Ratio of net investment income (%)	1.32	1.58	2.26	2.18	1.90
Portfolio turnover rate (%)	124	131	161	67	137
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	51

DWS Global Income Builder Fund — Class R6
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.24	$9.54	$8.95	$10.04	$8.87
Income (loss) from investment operations:
Net investment income[a]	.26	.25	.29	.31	.32
Net realized and unrealized gain (loss)	1.75	(.24)	.76	(.36)	1.14
Total from investment operations	2.01	.01	1.05	(.05)	1.46
Less distributions from:
Net investment income	(.26)	(.31)	(.39)	(.37)	(.29)
Net realized gains	—	—	(.07)	(.67)	—
Total distributions	(.26)	(.31)	(.46)	(1.04)	(.29)
Net asset value, end of period	$10.99	$9.24	$9.54	$8.95	$10.04
Total Return (%)	21.83	.30	12.09	(.78)	16.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	7	7	1	4
Ratio of expenses (%)	.55	.56	.58	.56	.57
Ratio of net investment income (%)	2.48	2.70	3.15	3.19	3.28
Portfolio turnover rate (%)	124	131	161	67	137
[a]	Based on average shares outstanding during the period.
The accompanying notes are an integral part of the financial statements.
52	|	DWS Global Income Builder Fund

DWS Global Income Builder Fund — Class S
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.25	$9.55	$8.97	$10.06	$8.89
Income (loss) from investment operations:
Net investment income[a]	.25	.24	.29	.30	.28
Net realized and unrealized gain (loss)	1.75	(.24)	.74	(.36)	1.18
Total from investment operations	2.00	(.00) *	1.03	(.06)	1.46
Less distributions from:
Net investment income	(.24)	(.30)	(.38)	(.36)	(.29)
Net realized gains	—	—	(.07)	(.67)	—
Total distributions	(.24)	(.30)	(.45)	(1.03)	(.29)
Net asset value, end of period	$11.01	$9.25	$9.55	$8.97	$10.06
Total Return (%)	21.76	.17	11.81	(.90)	16.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	178	163	186	182	195
Ratio of expenses (%)	.69	.69	.71	.69	.70
Ratio of net investment income (%)	2.32	2.58	3.21	3.15	2.92
Portfolio turnover rate (%)	124	131	161	67	137
[a]	Based on average shares outstanding during the period.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
DWS Global Income Builder Fund	|	53

DWS Global Income Builder Fund — Institutional Class
	Years Ended October 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$9.24	$9.54	$8.95	$10.05	$8.88
Income (loss) from investment operations:
Net investment income[a]	.25	.24	.30	.30	.28
Net realized and unrealized gain (loss)	1.76	(.24)	.74	(.37)	1.18
Total from investment operations	2.01	(.00) *	1.04	(.07)	1.46
Less distributions from:
Net investment income	(.25)	(.30)	(.38)	(.36)	(.29)
Net realized gains	—	—	(.07)	(.67)	—
Total distributions	(.25)	(.30)	(.45)	(1.03)	(.29)
Net asset value, end of period	$11.00	$9.24	$9.54	$8.95	$10.05
Total Return (%)	21.84	.20	11.97	(.99)	16.55
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	17	9	12	10
Ratio of expenses (%)	.65	.66	.68	.66	.69
Ratio of net investment income (%)	2.37	2.59	3.32	3.18	2.94
Portfolio turnover rate (%)	124	131	161	67	137
[a]	Based on average shares outstanding during the period.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
54	|	DWS Global Income Builder Fund

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS Global Income Builder Fund (the “Fund” ) is a diversified series of Deutsche DWS Market Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
DWS Global Income Builder Fund	|	55

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
56	|	DWS Global Income Builder Fund

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
DWS Global Income Builder Fund	|	57

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.03% annualized effective rate as of October 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
58	|	DWS Global Income Builder Fund

As of October 31, 2021, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of October 31, 2021

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$ 4,860,714	$ —	$ —	$ —	$ 4,860,714
Corporate Bonds	3,168,773	—	—	—	3,168,773
Government & Agency Obligations	1,938,000	—	—	—	1,938,000
Total Borrowings	$ 9,967,487	$ —	$ —	$ —	$ 9,967,487
Gross amount of recognized liabilities for securities lending transactions:					$ 9,967,487
Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans (“Loans” ) in which the Fund invests are arranged between the borrower and one or more financial institutions (“Lenders” ). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancing. The Fund invests in such Loans in the form of participations in Loans (“Participations” ) or assignments of all or a portion of Loans from third parties (“Assignments” ). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. All Loans involve interest
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rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.
When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
The Fund has reviewed the tax positions for the open tax years as of October 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to paydown losses on mortgage-backed securities, premium amortization on debt securities, investments in futures, swap contracts, forward foreign currency exchange contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may
60	|	DWS Global Income Builder Fund

differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At October 31, 2021, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 20,725,183
Undistributed long-term capital gains	$ 36,662,473
Net unrealized appreciation (depreciation) on investments	$ 110,409,607
At October 31, 2021, the aggregate cost of investments for federal income tax purposes was $660,404,836. The net unrealized appreciation for all investments based on tax cost was $110,409,607. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $128,915,261 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $18,505,654.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2021	2020
Distributions from ordinary income*	$ 15,994,206	$ 21,644,606
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified
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cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes, with the exception of securities in default of principal.
B.	Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.
The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.
Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange
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for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2021, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.
A summary of the open interest rate swap contracts as of October 31, 2021 is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2021, the investment in interest rate swap contracts had a notional amount generally indicative of a range from $0 to $23,700,000.
Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2021, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.
Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.
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There were no open credit default swap contracts as of October 31, 2021. For the year ended October 31, 2021, the investment on the credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to $410,000.
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2021, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains and entered into equity index futures in order to reduce the Fund’s exposure to, or as a substitute for direct investment in, the equity asset class.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of October 31, 2021, is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2021, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $59,362,000 to $83,533,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $29,008,000 to $96,183,000.
Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2021, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio
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holdings and to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of October 31, 2021, is included in the table following the Fund’s Investment Portfolio. For the year ended October 31, 2021, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $1,046,000 to $5,520,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $1,967,000.
The following tables summarize the value of the Fund’s derivative instruments held as of October 31, 2021 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ 82,601	$ 82,601
Interest Rate Contracts (a)	—	93,850	360,100	453,950
Foreign Exchange Contracts (b)	29,037	—	—	29,037
	$ 29,037	$ 93,850	$ 442,701	$ 565,588
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a)	Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b)	Unrealized appreciation on forward foreign currency contracts

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Liability Derivative	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ (1,566,934)	$ (1,566,934)
Interest Rate Contracts (a)	(21,760)	(57,920)	(79,680)
	$ (21,760)	$ (1,624,854)	$ (1,646,614)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a)	Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2021 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ 196,950	$ 196,950
Interest Rate Contracts (a)	—	(852,947)	(26,467)	(879,414)
Credit Contracts (a)	—	(2,040)	—	(2,040)
Foreign Exchange Contracts (a)	(84,101)	—	—	(84,101)
	$(84,101)	$(854,987)	$ 170,483	$ (768,605)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a)	Net realized gain (loss) from forward foreign currency contracts, swap contracts and futures, respectively
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ (2,730,834)	$ (2,730,834)
Interest Rate Contracts (a)	—	983,315	747,166	1,730,481
Foreign Exchange Contracts (a)	(36,264)	—	—	(36,264)
	$ (36,264)	$ 983,315	$ (1,983,668)	$ (1,036,617)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts, swap and futures contracts, respectively
As of October 31, 2021, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the
66	|	DWS Global Income Builder Fund

credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Toronto-Dominion Bank	$ 29,037	$ —	$ —	$ 29,037
C.	Purchases and Sales of Securities
During the year ended October 31, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $923,503,869 and $984,302,205, respectively.
D.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net
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assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund’s average daily net assets	.370%
Next $500 million of such net assets	.345%
Next $1.5 billion of such net assets	.310%
Next $2.0 billion of such net assets	.300%
Next $2.0 billion of such net assets	.290%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.270%
Over $12.5 billion of such net assets	.260%
Accordingly, for the year ended October 31, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund’s average daily net assets.
For the period from November 1, 2020 through September 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.20%
Class C	1.95%
Class R6	.95%
Class S	.95%
Institutional Class	.95%
Effective October 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.18%
Class C	1.93%
Class R6	.93%
Class S	.93%
Institutional Class	.93%
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Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2021, the Administration Fee was $733,132, of which $62,337 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2021
Class A	$ 320,276	$ 50,650
Class C	3,193	467
Class R6	591	111
Class S	186,358	29,567
Institutional Class	380	105
	$ 510,798	$ 80,900
In addition, for the year ended October 31, 2021, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 270,775
Class C	10,359
Class S	80,721
Institutional Class	23,179
$ 385,034
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements
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with various firms at various rates for sales of Class C shares. For the year ended October 31, 2021, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2021
Class C	$ 60,640	$ 4,615
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2021, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2021	Annual Rate
Class A	$ 1,239,223	$ 224,136.23%
Class C	19,383	3,227.24%
	$ 1,258,606	$ 227,363
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2021 aggregated $33,758.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2021, the CDSC for Class C shares aggregated $40. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended October 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $2,680, of which $1,189 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality,
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maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2021, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $3,111.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2021.
F.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,018,417	$ 10,972,377	1,222,008	$ 11,213,184
Class C	54,499	565,532	189,053	1,723,191
Class R6	315,683	3,351,102	117,107	1,075,473
Class S	291,920	3,107,487	492,182	4,528,122
Institutional Class	971,557	10,271,759	1,413,800	13,044,615
		$ 28,268,257		$ 31,584,585
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	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Dollars	Shares	Dollars
Shares issued to shareholders in reinvestment of distributions
Class A	1,011,062	$ 10,730,086	1,662,332	$ 14,740,096
Class C	9,341	99,236	22,552	198,967
Class R6	21,741	230,829	24,588	217,829
Class S	355,772	3,771,480	579,712	5,141,581
Institutional Class	48,965	519,767	56,619	500,958
		$ 15,351,398		$ 20,799,431
Shares redeemed
Class A	(5,331,453)	$ (56,430,179)	(6,512,481)	$ (60,163,544)
Class C	(289,139)	(3,053,480)	(317,627)	(2,950,645)
Class R6	(87,274)	(935,718)	(89,136)	(828,603)
Class S	(2,158,570)	(22,775,878)	(2,924,426)	(27,173,393)
Institutional Class	(546,729)	(5,834,541)	(633,442)	(5,864,156)
		$ (89,029,796)		$ (96,980,341)
Net increase (decrease)
Class A	(3,301,974)	$ (34,727,716)	(3,628,141)	$ (34,210,264)
Class C	(225,299)	(2,388,712)	(106,022)	(1,028,487)
Class R6	250,150	2,646,213	52,559	464,699
Class S	(1,510,878)	(15,896,911)	(1,852,532)	(17,503,690)
Institutional Class	473,793	4,956,985	836,977	7,681,417
		$ (45,410,141)		$ (44,596,325)
G.	Payments by Affiliates
During the year ended October 31, 2021, the Advisor agreed to reimburse the Fund $52 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.
H.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding
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the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Market Trust and Shareholders of DWS Global Income Builder Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Global Income Builder Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Market Trust) (the “Trust” ), including the investment portfolio, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Market Trust) at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
December 22, 2021
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Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2021 to October 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
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Expenses and Value of a $1,000 Investment
for the six months ended October 31, 2021 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/21	$1,039.60	$1,035.40	$1,041.40	$1,040.60	$1,040.80
Expenses Paid per $1,000*	$ 4.52	$ 8.72	$ 2.78	$ 3.55	$ 3.39
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/21	$1,020.77	$1,016.64	$1,022.48	$1,021.73	$1,021.88
Expenses Paid per $1,000*	$ 4.48	$ 8.64	$ 2.75	$ 3.52	$ 3.36
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
DWS Global Income Builder Fund	.88%	1.70%	.54%	.69%	.66%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information	(Unaudited)
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $40,329,000 as capital gain dividends for its year ended October 31, 2021.
For corporate shareholders, 39% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended October 31, 2021, qualified for the dividends received deduction.
For federal income tax purposes, the Fund designates approximately $18,100,000, or the maximum amount allowable under tax law, as qualified dividend income.
A total of 1% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.
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Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
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Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Global Income Builder Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s
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shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds
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(1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall
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profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
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Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
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Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
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Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	—
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Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	70	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
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Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
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Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
88	|	DWS Global Income Builder Fund

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
DWS Global Income Builder Fund	|	89

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRCX	KTRSX	KTRIX
CUSIP Number	25159K 820	25159K 796	25159K 788	25159K 770
Fund Number	002	302	2033	1402
For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Class R6
Nasdaq Symbol	KTRZX
CUSIP Number	25159K 721
Fund Number	1633
90	|	DWS Global Income Builder Fund

Notes

222 South Riverside Plaza Chicago, IL 60606-5808
DGIBF-2
(R-024954-11 12/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS global income builder Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2021	$90,047	$0	$10,365	$0
2020	$90,047	$0	$10,365	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2021	$0	$487,049	$0
2020	$0	$650,763	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2021	$10,365	$487,049	$0	$497,414
2020	$10,365	$650,763	$0	$661,128

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 and 2021 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Income Builder Fund, a series of Deutsche DWS Market Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/30/2021